UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2019

REDHAWK HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54323	20-3866475
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Rue Beauregard, Suite 206, Louisiana 70508

(Address of principal executive offices) (Zip Code)

(337)269-5933

(Company's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 20, 2019, RedHawk Holdings Corp. (the “Company”) entered into a Stock Exchange Agreement (“Exchange Agreement”) with Beechwood Properties, LLC (“Beechwood”). G. Darcy Klug, the Company’s Chairman of the Board, Interim Chief Executive Officer and Chief Financial Officer, is the sole member and manager of Beechwood. Under the Exchange Agreement, the Company purchased from Beechwood 113,700,000 shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), in exchange for 1,277 shares of the Company’s 5% Series A Preferred Stock (“Series A Preferred Stock”) and a Stock Purchase Warrant (“Warrant”) to acquire 113,508,450 shares of Common Stock at an exercise price of $0.005 per share (collectively, the “Transactions”). The Warrant expires June 20, 2029.

Concurrent with the execution of the Exchange Agreement, holders of $574,250 aggregate principal amount of the Company’s 5% convertible promissory notes (“Notes”), including accrued interest, have converted their Notes into 114,849,929 shares of Common Stock.

Holders of the Series A Preferred Stock are entitled to receive cumulative dividends at a rate of 5% per annum, payable quarterly in cash, or at the Company’s option, such dividends shall be accreted to, and increase, the stated value of the issued Series A Preferred Stock (“PIK dividends”). Holders of the Series A Preferred Stock are entitled to votes on all matters submitted to stockholders at a rate of ten votes for each share of common stock into which the Series A Preferred Stock may be converted. After six months from issuance, each share of Series A Preferred Stock is convertible, at the option of the holder, into the number of shares of Common Stock equal to the quotient of the stated value, as adjusted for PIK dividends, by $0.015, as adjusted for stock splits and dividends.

The descriptions of the Exchange Agreement and Warrant are qualified in their entirety by reference to the copies of such documents filed herewith as Exhibit 10.1 and 10.2.

Item 3.02. Unregistered Sales of Equity Securities

The information disclosed under Item 1.01 is incorporated into this Item 3.02 in its entirety.

The securities issued in the Transactions were issued in reliance upon an exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), as set forth in Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Stock Exchange Agreement entered into June 20, 2019, by and among RedHawk Holdings Corp. and Beechwood Properties LLC

10.2	Warrant Agreement entered into June 20, 2019, by and among RedHawk Holdings Corp. and Beechwood Properties LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2019	RedHawk Holdings Corp.
	By:	/s/ G. Darcy Klug
	Name:	G. Darcy Klug
	Title:	Interim Chief Executive Officer and Chief Financial Officer

2